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                                                                   EXHIBIT 10.12

                           THIRD AMENDMENT TO LEASE
                        BETWEEN WINDY PACIFIC PARTNERS
              AND PACIFIC DIRECT MARKETING CORP. DBA PACIFIC LINK
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     THIS THIRD AMENDMENT TO LEASE ("the Amendment") is made and entered into as of 9/25, 1996 by and between WINDY PACIFIC PARTNERS ("Lessor") and PACIFIC
DIRECT MARKETING CORP. DBA PACIFIC LINK ("Lessee").

RECITALS
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     A.  Lessor and Lessee are parties to that certain lease dated July 30,
1995, for a portion of the building on the real property commonly known as Lot #3, Dumbarton Business Center, Newark, California as amended by that certain First Amendment to Lease dated December 22, 1995 and that certain Second Amendment to Lease dated May 28, 1996 (collectively, the "Lease"). Lessee has changed its name from Pacific Mailing Corporation to Pacific Direct Marketing Corp.

     B. Lessor and Lessee desire to extend the term of the Lease with respect to the Additional Premises so that the fifteen (15) year lease term applies with respect to the entire Premises.

AGREEMENT
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     NOW, THEREFORE, Lessor and Lessee agree as follows:

     1.  Initial Base Rent.  Paragraph 51.1 of the Lease is hereby amended and
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restated in its entirety to read as follows:

         51.1  Initial Base Rent.  Monthly Base Rent shall be an amount equal
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         to Thirty Thousand One Hundred Ninety Dollars ($30,190).  Base Rent
         shall be payable on the first day of each month. Base Rent shall be subject to adjustment as provided in paragraph 51.2 below.

     2.  Additional Premises Lease Term.  Paragraphs 62.1 and 62.2 are hereby
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deleted in their entireties and replaced with the following:



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         62.1  Premises.  The Premises shall include the remainder of the
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         Building.

         6.2.  [Intentionally Omitted.]

     3.  Operating Expenses.  Lessee's Share of Common Area Operating Expenses
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set forth in paragraph 1.6(b) shall be 100%.

     4.  Miscellaneous.  Except as amended herein, the Lease shall remain in
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full force and effect.  Defined terms in the Lease shall have the same meaning in this Amendment unless otherwise defined herein. This Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Lease as of the date first set forth above.

                              LESSOR:

                              WINDY PACIFIC PARTNERS,
                              a general partnership

                              By:  WINDY HILL INVESTMENT COMPANY,
                                   Its:  Managing Partner

                                   By:  /s/William  J. Hurwick
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                                        William J. Hurwick,
                                        Trustee of The Hurwick Family Trust UTA
                                        dated November 21, 1984

                                   By:  CALIFORNIA PACIFIC
                                        COMMERCIAL CORPORATION,
                                        a California corporation

                                        By:  /s/Dan McGinney, III
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                                             Daniel J. McGinney, III
                              LESSEE:

                              PACIFIC DIRECT MARKETING CORP.
                              DBA PACIFIC LINK,
                              a California corporation

                              By: /s/Michael Tuite
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                                 Its: President
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